Income Statements (USD $)	3 Months Ended		36 Months Ended
	Jul. 31, 2012	Jul. 31, 2011	Jul. 31, 2012
OPERATING EXPENSES
Professional fees	$ 9,995		$ 18,161
General & administrative expenses	9	139	4,926
TOTAL EXPENSES	10,004	139	23,087
OPERATING LOSS	(10,004)	(139)	(23,087)
OTHER INCOME
Interest income			5
NET INCOME/(LOSS)	$ (10,004)	$ (139)	$ (23,082)
Net loss per share, basic and diluted	$ (0.003)	$ 0.000
Weighted average common shares outstanding basic and diluted	3,500,000	3,500,000